Exhibit 10.1
Lease Agreement

     This lease is made and entered into by and between Venture III Associates, a New Jersey General Partnership, 1497 Lakewood Road, in the Township of Dover, Ocean County, New Jersey, referred to in this contract as Landlord, and Future Fuels, Inc., a Nevada Corporation, referred to in this contract as Tenant.

                                   Witnesses:

     1. Premises and Terms. Landlord does hereby demise unto Tenant, and Tenant Does hereby hire from Landlord, six (6) acres more or less as required by Tenant, of the premises situate in the Township of Dover, Town of Toms River, county of Ocean, and the State of New Jersey as follows: Lot 26, Block 410 on the Official Tax Map of the Township of Dover, more commonly known as 1497 Lakewood Road, Toms River, New Jersey, for the express purpose of erecting and operating a waste to ethanol production facility ("Demised Premises"). Tenant and Landlord hereby agree that the exact acreage and area of the premises to be occupied and improved by Tenant shall be in accordance with the site plans and specifications that shall be prepared by Tenant's engineer at Tenant's sole cost and shall be mutually determined by Tenant and Landlord


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     To have and to hold, the Demised Premises unto Tenant for a term commencing upon the execution of this Lease Agreement, and extending until midnight on the day preceding the 15th anniversary of such date, and for any additional periods of time during which the Demised Premises is leased by the Tenant pursuant to the option granted in Section 4 hereof ("Term"), at the rent and upon the terms, covenants and conditions herein contained.

     2. Definitions. As used herein, the following terms shall have the meanings ascribed to them herein: "Landlord's Improvements" shall mean all structures, improvements, roads and items of property, whether real or personal, located on the Demised Premises on the date hereof, together with all additions or alterations thereto and such other property, whether real or personal, as Landlord may hereafter place on that part of the Demised Premises.

     "Tenant's improvements" shall mean all buildings, structures, improvements, roads and items of property, whether real or personal, including the proposed waste to ethanol production facility erected upon the Demised Premises, but not including any surfacing material used to cover the Demised Premises or a portion thereof, as Tenant may hereafter construct or otherwise place on the Demised Premises.

     3. Rent. In consideration for the execution of this Lease Agreement, and as full satisfaction of rents due from the date of execution of this Agreement to the first date of operation of Tenant's proposed waste to ethanol facility, Tenant will compensate Landlord with one million shares of Future Fuels, Inc. common stock issued at par value. Beginning on the first date of operation of Tenant's proposed waste to ethanol facility, and for the entire Term remaining thereafter, Tenant shall pay to Landlord rent at the annual rate of $40,000 per acre (but in no event less than six acres) occupied by Tenant in advance on the first day of each month during the Term, at the above stated address of Landlord or such other place as Landlord may designate by notice to Tenant, as well as 3% of the net operating profits of the proposed waste to ethanol plant as determined on a quarterly basis. The rent for any fractional month shall be apportioned on the basis of the actual number of days in such month The annual rate shall be adjusted on the first date of each calendar year of the Term in accordance with the Consumer Price Index. The Consumer Price Index as used in this Section 3 refers to the Consumer Price Index for New York City published by the U.S. Department of Labor which uses 2005 as an average of 100 and the price index on the first day of each calendar year of the Term shall be considered to be the index of the preceding month. If such index no longer exists or if a substantial change is made in the terms or numbers contained in such index, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining such index shall be used. Adjustments shall be calculated by the difference between the index on the date hereof and the date in question. For example, if the index on the date hereof is 130 and on the renewal date is 160, then the adjusted rental will be 160/130 times the basic rental set forth in Section 3 hereof.

     4. Option To Renew. Tenant shall have the option to renew this Lease Agreement for 9 successive periods of 10 years each. Tenant shall exercise such option by giving written notice to Landlord not more than 180 days and not less than 90 days prior to the expiration of the initial term of this Lease Agreement or any subsequent renewal term. If Tenant shall not elect to renew this Lease Agreement more than 90 days prior to the expiration of such initial or renewal term, then Landlord shall be free to lease the Demised Premises for any subsequent period. Any such renewal shall be upon the terms and conditions of this Lease Agreement and shall be subject to the rent increases specified in
 Section 3 hereof.

         In the event that Tenant fails to renew the Feedstock Agreement entered into by and between Tenant and Ocean County Recycling Center, Inc. for terms congruent with the renewal term herein, despite Ocean County Recycling Center, Inc.'s satisfactory performance under same, Tenant's Option to Renew shall be considered null and void. In the event that Ocean County Recycling Center, Inc. fails to perform its obligations under the aforesaid Feedstock Agreement, Tenant is under no obligation to renew same, and the Option to Renew granted in this Lease Agreement shall remain in full force and effect.

     5. Tenant shall have the right to purchase the demised premises for the price and at the terms as shall be contained in a written bona fide offer from a third party which is acceptable to Landlord at any time during the term of this lease. Landlord shall provide Tenant with a copy of the said written offer. Thereafter, Tenant shall have 30 days from receipt to elect to purchase the said premises at the price and subject to the terms of the said written third party offer by written notice to Landlord and to forthwith execute a contract of sale prepared by Landlord incorporating said terms. In the event that Tenant fails to exercise the right to purchase the premises within the time prescribed or in the event Tenant waives said right in writing or fails to enter into a written contract to purchase the premises within a reasonable time after submission by Landlord, Landlord shall have the right to convey title to the third party for the consideration and at the terms set forth in the third party offer to purchase. In the event said third party transaction does not close within 120 days from the date of the receipt by Landlord of the third party offer to purchase, the right of first refusal granted to Tenant shall again apply to the above third party offer or to any new offer received by Landlord. Nothing in this Lease shall be construed as providing Tenant with a right to purchase if the Landlord transfers or sells the Demised Property to one or more of its principles, currently Joseph and Louis Sanzaro, and/or to any entity owned substantially by Joseph and/or Louis Sanzaro or their Spouses; however, the terms of this lease Agreement shall survive such transfer or sale.

     6. Landlord's and Tenant's Covenants. Landlord and Tenant hereby agree to comply with the terms of the Feedstock Agreement, entered into by and between Future Fuels, Inc. and Ocean County Recycling Center, Inc., who currently and will continue to occupy and operate upon a portion of the premises not demised to the Tenant.

         The Feedstock Agreement is incorporated in this lease and made part of it, a copy of which is attached hereto. Any breach of the Feedstock Agreement by Tenant, or contractual interference with same by Landlord, shall constitute a material breach of the terms of lease.

     7. Maintenance and Repairs. Landlord shall maintain the Demised Premises and Landlord's Improvements in good repair, reasonable wear and tear excepted, and shall at its own cost and expense promptly make all necessary repairs thereto not occasioned by the act or omission of Tenant.

     Tenant shall maintain the Tenant's Improvements in good repair and in compliance with applicable codes and other requirements, reasonable wear and tear excepted and Tenant shall at its own cost and expense promptly make all necessary repairs, interior, exterior, ordinary as well as extraordinary.

     The provisions of this Section shall not apply to repairs or reconstruction in the event of eminent domain, fire or other casualty or as herein otherwise specifically provided.

     8. Water and Other Utilities Services. Tenant shall pay for all water, electricity and other utilities consumed by Tenant on the Demised Premises during the Term. Tenant shall also pay for the cost assessed by any utility company or municipality for the provision of such services.


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     9. New Construction and Alterations. During the Term, Tenant shall undertake construction of Tenant's Improvements, specifically, the proposed 52 million gallon waste to ethanol production facility, make alterations thereto and take any other actions with respect thereto and may, with Landlord's consent, not to be unreasonably withheld, by use of blacktop or other surfacing material, cover the Demised Premises or a portion thereof. Tenant shall make Tenant's Improvements and surface the Demised Premises or a portion thereof in accordance with the local ordinances. Tenant shall construct Tenants Improvements in accordance with the highest standards in the industry and in conformance with the Permit, as defined in the Feedstock Agreement, and applicable municipal, state, and federal law, rules, and regulations. Tenant shall be solely responsible for the costs of obtaining and maintaining all land use approvals, permits, and land use compliance necessary for the operation of the Tenant's Improvements.

     10. Uses. Landlord hereby agrees, represents and warrants that Tenant may use and occupy the Demised Premises only for the express purpose of erecting a 52 million gallon waste to ethanol production facility.

     11. Mechanics' Liens. Tenant shall, within 60 days after the date of filing, discharge by bond or otherwise any mechanic's lien filed against the Demised Premises because of any work done or material furnished at the request of the Tenant.

     12. Taxes. Tenant covenants and agrees to pay to Landlord, before any penalties or interest shall accrue thereon, only such increases in real property taxes that may be taxed, charged, levied, assessed or imposed on the Demised Premises or any part thereof in respect of any part of the Term solely by reason of the existence of the Tenant's Improvements using the year of execution of this Lease Agreement as the Base Year. The tax increase in respect of the fiscal period in which the Term shall commence or terminate shall be apportioned. Landlord shall on demand furnish to Tenant evidence of any tax payment required hereunder.

     If by law any real property tax is payable, or may at the option of the taxpayer be paid, in installments, Tenant may, whether or not interest shall accrue on the unpaid balance thereof, pay the same, and any accrued interest on any unpaid balance thereof, in installments as each installment becomes due and payable, but in any event before any fine, penalty, or cost may be added thereto for nonpayment of any installments or interest. If such installment payments require the written election of the taxpayer, Landlord shall make such election. Tenant shall not be required to pay any installment other than those relating to a fiscal period within the Term, except that any installment relating to the fiscal period in which this Lease shall end shall not be apportioned between Landlord and Tenant. Tenant shall make payment to Landlord of any amount due hereunder, no less than forty-five (45) days prior to such real property tax being due.

     Landlord agrees that it will not settle, compromise, or otherwise act with respect to any proposed tax assessment of the Demised Premises without first giving Tenant timely notice thereof. Both Landlord and Tenant may protest any such assessment or proposed assessment and both shall, upon written request of the other, join in any such protest to the extent necessary. The costs of any such protests shall be borne equally.

     13. Landlord Not Liable for Damage to Tenant's Improvements. Landlord shall not be responsible to Tenant for any loss or damage to the Tenant's Improvements including environmental clean up to Tenant's Improvements for any cause whatever, except the willful or negligent act of Landlord and the default by Landlord in any material obligation of Landlord herein which directly results in damages to Tenant's Improvements.

     14. Tenant Not Liable for Damage to Landlord's Improvements. Tenant shall not be responsible to Landlord for any loss or damage to the Landlord's Improvements, except the willful or negligent act of Tenant and the default by Tenant in any obligation of Tenant herein.

     15. Liability Insurance or Surety Bond. Tenant shall not be obligated to obtain Liability Insurance or Surety Bond until such a time that Tenant occupies the Demised Premises for purposes of constructing the Production Faciltiy. At such time, Tenant shall carry at its own expense public liability insurance or surety bond of not less than $ 3, 000,000 for injury to or death of one person, and not less than $ 5,000,000 for injury to or the death of two or more persons arising out of a single accident or occurrence on the Demised Premises which shall also insure the contingent liability, if any, of Landlord naming the Landlord as an additional insured in such policies. Tenant shall furnish Landlord with a certificate of such insurance policies, which shall also provide that such insurance policies shall not be reduced or changed without first giving Landlord 10 days' written notice of such change. Tenant shall not be obligated to obtain Liability Insurance or Surety Bond for property damage until such a time that Tenant occupies the Demised Premises for purposes of constructing the Production Faciltiy. At such time, Tenant shall carry its own expense property damage insurance or surety bond in an amount that is mutually agreed upon by Tenant and Landlord to be sufficient which also shall insure the contingent liability, if any, of Landlord naming the Landlord as an additional insured in such policies. Tenant shall furnish Landlord with a certificate of such insurance policies, which shall also provide that such insurance policies shall not be reduced or changed without first giving Landlord 10 days' written notice of such change.

     In the event that Tenant is unable to obtain liability insurance or a surety bond in the above said amounts, Tenant shall issue Landlord a guarantee of indemnification acceptable to Landlord in place of public liability insurance and property damage insurance policies.

     16. Fire and Other Casualty Insurance. Tenant shall not be obligated to obtain Fire and Other Casualty Insurance until such a time that Tenant occupies the Demised Premises for purposes of constructing the Production Faciltiy. At such time, Tenant shall, at Tenant's own cost and expense, keep the Tenant's Improvements, exclusive of foundations, insured against loss or damage by fire and those perils covered by "extended coverage" insurance in reasonable amounts. The policies of such insurance shall name as the insured Landlord and Tenant, as their interest may appear. All such insurance shall be written by responsible companies duly authorized to transact business in the state in which the Demised Premises are located.

     17. Subrogation. Landlord and tenant hereby agree to cause any insurance policy covering the tenant's improvements against loss by fire and the hazards covered by an extended coverage endorsement to contain a waiver of subrogation clause or endorsement under which the insurer waives its rights of subrogation against either party hereto in connection with any loss or damage covered by any such policy. Subject to the provisions of the immediately succeeding sentence and only to the extent of the loss or damage covered by such policy, landlord and tenant each hereby waives such causes of action either may have or acquire against the other which are occasioned by the negligence of either of them, or their employees or agents, resulting in personal injury or the destruction of or damage to property belonging to the other and located on the premises or the building of which they are a part which are caused by fire or the hazards covered by such policy. Notwithstanding the foregoing, if such a waiver of subrogation clause or endorsement cannot be obtained or is obtainable only by the payment of an additional premium charge above that charged by companies issuing such insurance without such waiver of subrogation, the party ordering such insurance shall notify the other party of such fact and such other party shall have a period of ten days after the giving of such notice within which to agree to pay such additional premium if such policy is obtainable at an additional cost, and the provisions of this paragraph shall be of no force or effect for so long as either such insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired shall have failed to agree to pay the additional premium charge.

     18. Removal of Tenant's Improvements. Tenant may, but shall not be obligated to, remove, free of any right or claim of Landlord, any Tenant's Improvements located on the Demised Premises providing that Tenant's financial obligations to Landlord are current as of the date of removal. And further provided that Tenant returns the Demised Premises to Landlord in the condition in which it existed prior to Tenant's Improvements.

     19. Inspection by Landlord. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Demised Premises at all reasonable times, upon reasonable notice and at reasonable intervals, during usual business hours for the purposes of: (a) inspecting the same; and (b) making such repairs or reconstruction as is required or permitted to Landlord hereunder; and (c) performing any work therein that may be necessary by reason of Tenant's default under the terms of this Lease. Nothing herein shall imply any duty upon the part of Landlord to do any such work which, under the provisions of this lease, Tenant may be required to perform. In so doing, Landlord shall cause Tenant the least inconvenience practicable and shall perform all repairs or reconstruction as soon as reasonably possible.

     20. Compliance with Ordinances, etc. During the Term, Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations, and requirements of the federal, state and municipal governments and of any and all their departments and bureaus applicable to Tenant's Improvements and Tenant's use of the premises, for the correction, prevention, and abatement of nuisances, violations or other grievances, in, upon or connected with the use of the premises but only, however, to the extent that such results from the particular use of the Tenant.

     21. Casualty Damage. If the Tenant's Improvements are damaged or destroyed by any insured against peril, then:

     If substantial damage or destruction to Tenant's Improvements occurs, then Tenant shall have 30 days following such damage or destruction wherein to elect to terminate or rebuild. If Tenant elects not to rebuild, then Tenant may terminate this lease as of the date Tenant returns the Demised Premises to Landlord in the condition in which it existed prior to Tenant's Improvements.

     In the event this Lease is terminated under any option or election set forth in this Article, then such termination shall be effective as of 60 days after the date of the casualty.

     Tenant shall immediately notify Landlord in case of fire or other damage to the Tenant's improvements. Upon any rebuilding or repairing in accordance with this Lease, Tenant shall not be entitled to any damages from Landlord for any inconvenience caused thereby. If Tenant shall determine to remain on the Demised Premises, however, the Tenant shall rebuild as quickly as possible the Tenant's Improvements and Landlord shall rebuild as quickly as possible Landlords Improvements.

     22. Condemnation. If the whole of the Demised Premises or the sole means of access to such part is taken by eminent domain during the Term, then this Lease shall terminate as of the date of the taking.

     If a portion only of the Tenant's Improvements or the Demised Premises is so taken, Landlord may offer Tenant an additional, equal portion of land on the premises to occupy. In the event that such additional land is not available, or practically occupied by Tenant, then this Lease shall terminate as to the part so taken, and, if in Tenant's reasonable judgment the taking materially impairs Tenant's operating on the Demised Premises, Tenant may, by written notice to the Landlord given within 30 days after Tenant has received notice of the taking, terminate this lease as of the date of the taking.

     If this Lease terminates or is terminated pursuant to any provision of this Section, then the Landlord shall be entitled to any award paid: (a) for the taking of Landlord's fee interest in the Demised Premises; (b) for any severance damage; and (c) for the taking of Landlord's interest in this Lease. Tenant shall have the right, on a par with Landlord, to claim in condemnation for the value of Tenant's Improvements and shall be entitled to a portion of any such award in an amount equal to the value of Tenant's Improvements so taken and moving expenses.

     If, after a partial taking, Tenant does not terminate this Lease, then:

     (1) the annual rental payable by the tenant hereunder shall, from and after the date on which the tenant is deprived of possession of such part, be reduced in that proportion which the remaining portion of the demised premises bears to the total value of the demised premises before such taking;

     (2) any work necessary to restore the remaining portion of the Demised Premises to a tenantable condition shall be undertaken at the expense of Landlord and Tenant in proportion to the amount of the award received by each of them;

     (3) while such work is in progress, if any part of the remaining portion of the Demised Premises is rendered unusable by Tenant, there shall be a reasonable abatement of rent according to the loss of use to Tenant; and

     (4) the amounts payable to Landlord and Tenant by reason of such taking, as above stated, shall be applied first to the cost of such restoration.

 Anything herein contained to the contrary notwithstanding, Tenant shall be entitled to any award for the taking of any property or trade fixtures of Tenant or for any moving expenses of Tenant.

     23. Assignment and Subletting. Tenant may assign this lease, or sublet the whole or any part or parts of the Demised Premises, with the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed; but no assignment or subletting shall relieve Tenant from continuing liability from entire performance of this lease and full payment of the rent herein provided for.

     24. Events of Default. If any one or more of the following events ("default" or "event of default") shall happen:

     (A) Tenant shall default in the due and punctual payment of rent or any other payments required by Tenant hereunder and such default shall continue for 30 days after receipt of written notice from Landlord; or

     (B) Tenant shall neglect or fail to perform or observe any of the covenants herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within 30 days after Landlord shall have given to Tenant written notice specifying such neglect or failure or within such additional period, if any, as may be reasonably required to cure such default if it is of such a nature that it cannot be cured within such 30 day period; or

     (C) Tenant fails to renew the Feedstock Agreement entered into by and between Tenant and Ocean County Recycling Center, Inc. for terms congruent with the renewal term herein, despite Ocean County Recycling Center, Inc.'s satisfactory performance under same.

     (D) The suspension of operation of Tenant's Improvement's for any such period of time in which it becomes reasonably clear that operations will not resume.

     (E) Tenant shall: (a) admit in writing its inability to pay its debts generally as they become due; or (b) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or in the future amended) or an answer or other pleading be filed by or on behalf of Tenant admitting the material allegations of such a petition or seeking, consenting to or acquiescing in the relief provided for under such Act; or (c) make an assignment of all or of a substantial part of its property for the benefit of its creditors; or (d) seek or consent to or acquiesce in the appointment of a receiver or trustee for all or a substantial part of its property or of the Demised Premises, or of its interest in this Lease; or (e) be adjudicated a bankrupt or insolvent, or approve a petition filed against it for the effecting of an arrangement in bankruptcy or for a reorganization pursuant to the Bankruptcy Act; provided, however, that none of the events described in this subparagraph (E) shall constitute an "event of default" if Tenant shall continue to pay the rent and such other charges as are reserved hereunder; then Landlord shall have the right, at its election, then or at any time thereafter, and while such event of default shall continue, to either:

     (A) give Tenant written notice of Landlord's intention to terminate this Lease on the date of such notice or on any later date specified therein, and on the date specified in such notice Tenant's right to the use, occupancy and possession of the Demised Premises shall cease and this Lease shall thereupon be terminated; or

     (B) re-enter and take possession of the Demised Premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either therefrom without being deemed guilty of any manner of trespass. Any such property which is removed may be stored by Landlord in a public warehouse or elsewhere at the cost of and for the account of Tenant. Should Landlord elect to reenter as provided in this subparagraph (B) or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law then this Lease shall be deemed to have been terminated as of the date of such repossession or reentry.

 In the event that Landlord does not elect to terminate this Lease as permitted in subparagraph (A) above, but on the contrary elects to take possession as provided in subparagraph (B) above, then such repossession shall relieve Tenant of its liability and obligation under this Lease. In the event of such repossession, Tenant shall pay the rent and all additional rent and other sums as herein provided up to the time of termination of this Lease (which Landlord can declare at any time while Tenant remains in default).

     25. Tenants Rights When Conditioned on Absence of Default. Whenever in this Lease a right or obligation of Tenant or Landlord is conditioned upon the presence or absence of any default, noncompliance, nonperformance, violation or breach by the Tenant of any of the Tenant's obligations under this lease, the Tenant shall not be deemed to be in default, noncompliance, nonperformance, violation or breach of any such obligation unless and until the Tenant's time to rule the same, as herein elsewhere provided, has expired.

     26. Landlord's Covenants in Respect to Superior. Landlord shall pay when due all principal and interest on any mortgage or superior lease to which this Lease is subordinate or subordinated, and shall pay all mechanic's liens filed against the Demised Premises by reason of any construction required by Landlord hereunder.

     27. Surrender of Premises. Upon termination of this lease, whether by lapse of time, cancellation pursuant to an election provided for herein, forfeiture or otherwise, Tenant shall immediately surrender possession of the Demised Premises to Landlord, in the condition that it existed prior to Tenant's Improvements, reasonable wear and tear and damage from fire or other casualty or peril excepted.

     At any time during the term of this Lease and upon the termination of this Lease, Tenant shall have the right to remove from the Demised Premises all Tenant's Improvements. If this Lease terminates at any time other than the time fixed as the expiration of the Term, Tenant shall have a reasonable time not exceeding 60 days thereafter to effect such removal. If any of such property shall remain on the Demised Premises after the end of the Term, or after the 60-day period above specified in the event termination occurs prior to the time fixed as expiration of the Term, such property shall be and become the property of Landlord without any claim therein of Tenant should Landlord so elect.

     28. Quiet Enjoyment. Landlord covenants that Tenant, so long as Tenant is not in default hereunder, shall and may peaceably and quietly have, hold and enjoy the premises for and during the Term.

     29. Remedies Cumulative. The specific remedies to which Landlord or Tenant may resort under the terms of this lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them or of any provisions of this Lease.

     30. Right To Cure Other Party's Defaults. In the event of any default hereunder by Tenant, Landlord may, if such default continues after reasonable notice thereof to Tenant, cure such default for the account and at the expense of Tenant. If Landlord at any time, by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money or is compelled to incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, and/or defending any action or proceeding to enforce Landlord's rights hereunder or otherwise, the sum or sums so paid by Landlord, with all interest, costs and damages, shall on demand be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses. This provision is in addition to the rights of Landlord to terminate this Lease by reason of any default on the part of Tenant.

     In the event of any default hereunder by Landlord, including, by way of illustration and not limitation, a default by Landlord in the performance of its obligations under Section 4 hereof, Tenant may, if such default continues after reasonable notice thereof to Landlord, cure such default for the account and at the expense of Landlord. If Tenant at any time, by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, in instituting, prosecuting and/or defending any action or proceeding to enforce Tenant's rights hereunder or otherwise, the sum or sums so paid by Tenant, with all interest, costs and damages, shall on demand be paid by Landlord to Tenant or may be deducted by Tenant from any monies then due or thereafter becoming due from Tenant to Landlord. In no event, including the default by Landlord, shall the common stock of the Tenant described in Paragraph 3 above be required to be returned to Tenant.

     31. Arbitration. Except as otherwise specifically provided herein, all disputes arising under this Lease Agreement shall be submitted to arbitration under the rules then obtaining of the American Arbitration Association with arbitrators to be selected from that chapter's panel and submission to arbitration shall be a condition precedent to the maintenance of any litigation respecting any rights or obligations arising under this Lease. Arbitration shall take place in Ocean County New Jersey. The award in arbitration shall be binding upon the parties hereto and shall be entered as a judgment in the applicable court. The arbitrators may in their discretion award costs against the losing party or may divide costs in any manner they deem appropriate. Notwithstanding the foregoing, nothing in this lease shall prevent a party from seeking court intervention for matters that cannot be resolved by arbitration such as injunctions and other relief.

     32. Memoranda of Lease. At the request of either party, Landlord and Tenant will execute and deliver, in duplicate original counterparts, a recordable memorandum of this Lease Agreement identifying the Demised Premises and, stating the Term and providing such other information as may reasonably be required.

     At or after any modification of this Lease, at the request of either party, Landlord and Tenant will execute and deliver, in duplicate original counterparts, a recordable memorandum of such modification.

     The costs of recording any such memorandum shall be borne by the party requesting the same. 33. Notices. Any notice, demand or request which under the terms of this Lease or under any statute must or may be given or made by either of the parties hereto to the other party shall be in writing, and shall be given by mailing the same by registered mail addressed to the address first written above. Either party, however, may designate in writing any new or other address to which such notice, demand or request shall thereafter be so mailed. Any such notice, demand or request shall be deemed given when deposited in a United States general or branch post office, maintained by the United States Government, enclosed in a registered, prepaid wrapper address as provided above.

     34. No Oral Modification. This instrument contains all the agreements and conditions made between the parties hereto with respect to the leasing of the Demised Premises, and may not be modified, waived or terminated in any manner other than by an agreement in writing signed by all the parties hereto or their respective successors in interest.

     35. Rights of Successors and Assigns. The covenants and agreements contained in this Lease shall apply, inure to the benefit of and be binding upon the parties hereto and their respective successors in interest and legal representatives, except as otherwise herein expressly provided. The terms "Landlord" and "Tenant", as used in this Lease, shall be deemed to refer to the parties executing this Lease as Landlord and Tenant as well as their respective successors, assigns, and legal representatives.

     36. Applicable Law. The law of the state in which the Demised Premises are located shall govern the rights and duties of the parties to this Lease and the interpretation of its provisions.

     37. Waiver of Trial by Jury. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the premises, and any emergency statutory or any other statutory remedy.

     38. Fees and Expenses. If at any time during the term hereof after notice Tenant or Landlord fails, refuses or neglects to do any of the things herein provided to be done by it, Landlord or Tenant, as the case may be, shall have the right but not the obligation to do the same, but at the cost and for the account of the other party, and any amount so expended shall be repaid to Landlord or Tenant forthwith upon payment by the other party.

     In the event of any litigation or arbitration between Tenant and Landlord to enforce any provision of this Lease or any right of either party hereto, the unsuccessful party to such litigation or arbitration shall pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred therein. Moreover, if either party hereto without fault is made a party to any litigation instituted by or against any other party to this Lease, such other party shall indemnify Landlord or Tenant, as the case may be, against and save it harmless from all costs and expenses, including reasonable attorneys' fees incurred by it in connection therewith.

     39. Captions. The captions as to contents of particular articles herein are inserted only for convenience, and are in no way to be construed as parts of this Lease or as limitations or qualifications or enlargements of the particular articles to which they refer.

         IN WITNESS WHEREOF, the duly authorized officers of each of the undersigned have set their hand in seal the day and year first above written.

                                  VENTURE III ASSOCIATES,
                                  a New Jersey General Partnership


                                  By:  /s/ Louis Sanzaro            11/03/05
                                       --------------------------
                                  Louis Sanzaro, General Partner


                                  By:  /s/ Joseph Sanzaro           11/03/05
                                       --------------------------
                                  Joseph Sanzaro, General Partner


                                  FUTURE FUELS, INC.,
                                  a Nevada Corporation

                                  By:  /s/ Jack Young
                                       --------------------------
                                       Jack Young President FFI